UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2019

FORTY SEVEN, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38554	47-4065674
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1490 O’Brien Drive, Suite A Menlo Park, California		94025
(Address of Principal Executive Offices)		(Zip Code)

(650) 352-4150

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	FTSV	The Nasdaq Global Select Market

Item 1.01. Entry into a Material Definitive Agreement.

Amendment to Current Lease

On April 24, 2019, Menlo Prepi I, LLC and TPI Investors 9, LLC, together the Master Lessor, Forty Seven, Inc. and Teneobio, Inc., the Sublessor, entered into a Sublease and Consent to Sublease, or the Sublease, pursuant to which we will lease an additional approximately 6,230 rentable square feet located at 1490 O’Brien Drive, Menlo Park, California 94025, our current headquarters.

On April 28, 2019, in connection with entering into the Sublease, we also entered into a first amendment to that certain lease agreement, dated as of April 13, 2016, with Menlo Prepi I, LLC, or the Lease Amendment, which modifies our current headquarter lease for the premises located at 1490 O’Brien Drive, Menlo Park, California 94025, to add the additional space under the Sublease to our headquarter lease upon the expiration of the Sublease on February 28, 2021. Under the terms of the Lease Amendment, the lease for the additional space will commence on March 1, 2021 and be co-terminus with the lease agreement, and the base rent for the additional space will be $36,021.27 per month.

The foregoing summary of the Lease Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Lease Amendment, a full copy of which is filed as an exhibit to this Current Report on Form 8-K. For a description of the material terms of the Sublease, please see our Current Report on Form 8-K filed on April 30, 2019.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated by reference here.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

10.1	First Amendment to Lease Agreement, dated April 28, 2019 by and among Forty Seven, Inc. and Menlo Prepi I, LLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 2, 2019	Forty Seven, Inc.

	By:	/s/ Mark A. McCamish
Mark A. McCamish, M.D.
President and Chief Executive Officer